TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Take-Two Interactive Software, Inc. (the “Company”) on Form 10-Q for the period ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Eibeler, as Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. SS 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 10, 2005	/s/ Paul Eibeler
Paul Eibeler
Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to Take-Two Interactive Software, Inc. and will be retained by Take-Two Interactive Software, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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